SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2002

MakeMusic! Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)

6210 Bury Drive
Eden Prairie, Minnesota 55346
(Address of Principal Executive Offices and Zip Code)

(952) 937-9611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On October 9, 2002, the Registrant issued a press release announcing today that it has completed a $730,000 bridge financing, issuing 10% subordinated notes to investors. The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired:

Not Applicable.

     (b)  Pro forma financial information:

Not Applicable.

     (c)  Exhibits:

99	Press Release dated October 9, 2002 relating to bridge financing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKEMUSIC! INC.

Date October 9, 2002	By	/s/ Barbara S. Remley Barbara S. Remley, Chief Financial Officer

EXHIBIT INDEX

MakeMusic! Inc.
Form 8-K Current Report

Exhibit Number	Description

99	Press Release dated October 9, 2002 re bridge financing.

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